                                                                 EXHIBIT 10.26.1

                             FIRST AMENDMENT TO THE

                             CUSTOMER LIST AGREEMENT

This FIRST AMENDMENT to the Customer List Agreement dated May 15, 1998 ("Agreement"), is made as of September 26, 2002, by and between WFS Financial Inc, a California corporation ("WFS"), Western Financial Bank, a federally chartered savings bank (the "Bank") and WestFin Insurance Agency, Inc., a California corporation ("WFIA"). All capitalized terms not herein defined shall have the same meaning as set forth in the Agreement.

                                    RECITALS

        WHEREAS, this Agreement is being amended to (i) include Western Consumer Products, a California corporation, or its assignee ("WCP"), as a Party to the Agreement (ii) amend the usage provisions of the Customer List and (iii) make other such changes as the Parties deem desirable and as set forth herein.

                                    AGREEMENT

        Now therefore, in consideration of the mutual promises set forth herein, and in reliance upon the recital set forth above, the Parties agree to as follows:

A.      That WCP is hereby added as a Party to the Agreement.

B.      That the following sections are amended and restated in their entirety:

        1.      Customer Lists.

        1.1 From time to time, each Party ("Using Party") may desire to rent/purchase customer lists ("Customer Lists") owned and developed by another Party ("Owning Party"). Exhibit "A", as amended from time to time, attached hereto and incorporated herein, identifies the Owning Party, the Using Party, the type of and purpose for the Customer List and the fee therefor.

        1.2 The Using Party agrees to the following: (i) Customer Lists of Owning Party will be used solely for marketing and solicitation by the Using Party; (ii) Using Party will not sell to any customer on any such Customer List products that compete with those offered by Owning Party; (iii) the information contained in the Customer List will not be disclosed or disseminated to any other person or entity without the prior written consent of Owning Party; (iv) No Customer List shall be resold by Using Party, in whole or in part.

        2. Authorization to Provide Names Under Third Party Agreements. From time to time, a Party may enter into an agreement with a non-affiliated entity ("Third Party") to provide Customer Lists to the Third Party. Except as otherwise stated in Exhibit B, no Party to this Agreement shall sell, rent or distribute a Using Party Customer List to a Third Party without the prior written consent of the Owning Party. Only Owning Party's may sell, rent or distribute their Customer Lists

        WHEREFORE, the undersigned have executed this First Amendment to the Agreement as of the date first set forth above.


WESTERN FINANCIAL BANK

By:                                             Date:
   ------------------------------------              --------------------
    MARGUERITE DREW


WFS FINANCIAL INC

   ------------------------------------              --------------------
   LEE A. WHATCOTT


WESTFIN INSURANCE AGENCY

   ------------------------------------              --------------------
   MARK OLSON


WESTERN CONSUMER PRODUCTS

   ------------------------------------              --------------------
   MARK MARTY



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

                                   EXHIBIT "A"

                             CUSTOMER LIST AGREEMENT

---------------------------------------------------------------------------------------------
OWNING       USING                                           DETERMINATION
PARTY        PARTY                   REMARKS                    OF FEE            PAYABLE
---------------------------------------------------------------------------------------------
WFS          WFIA     Insurance agency solicits customer     $6.50/K/ quarter+    When
                      base of WFS (Retail/Lease Consumer)                         Supplied
---------------------------------------------------------------------------------------------
Bank         WFS      WFS solicits customer base of Bank     $65.00/K/ quarter    When
                                                                                  Supplied
---------------------------------------------------------------------------------------------
WFS          Bank     Retail Division solicits customer      $65.00/K/ quarter    When
                      base of WFS (Retail/Lease Consumer)**                       Supplied
---------------------------------------------------------------------------------------------
WFIA         Bank     Bank solicits customer base of         $65.00/K/ quarter    When
                      Insurance Agency                                            Supplied
---------------------------------------------------------------------------------------------
WFIA         WFS      WFS solicits customer base of WFIA     $65.00/K/ quarter    When
                                                                                  Supplied
---------------------------------------------------------------------------------------------
WFS          WCP      WCP solicits customer base of WFS      $65.00/K/ quarter    When
                      (Retail/Lease Consumer)                                     Supplied
---------------------------------------------------------------------------------------------

+ Fee is only applicable to new customer names on entire list. For efficiency and cost purposes, the entire list of customers is sent each quarter. The market fee comparison ($65/K/quarter) used is for new customer accounts only. In any given quarter, approximately 10% of the names sent represent new customers. Therefore, the fee will be calculated as follows:

        $65.00 x 10% equals $6.50.

Thus, the fee to be paid will equal $6.50/K/quarter on the entire list. This adjusted figure approximates a market fee for the new accounts.

**excludes Bank Card Agreement dated June 17, 1998 by and between First USA Bank, a Delaware banking corporation and Western Financial Bank, a federal savings bank.

                                   EXHIBIT "B"

                             CUSTOMER LIST AGREEMENT

        1. Bank Card Agreement dated June 17, 1998 by and between First USA Bank, a Delaware banking corporation and Western Financial Bank, a federal savings bank.



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